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                                                                    EXHIBIT 99.2

N E W S  B U L L E T I N              RE:
                                           [LOGO OF SIZZLER]
        FROM:

The Financial Relations Board              SIZZLER INTERNATIONAL, INC.
-----------------------------              6101 W. Centinela Ave., Suite 200
 B S M G   W O R L D W I D E               Culver City, CA 90230
                                           (310) 568-0135
                                           NYSE: SZ

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AT THE COMPANY:                                              AT THE FINANCIAL RELATIONS BOARD:
Keith Wall                       Kim Forster                 Elissa Kuykendall         Tricia Ross
Vice President and CFO           Vice President, Planning    General Information       Investor/Analyst Contact
(310) 568-0135                   (310) 568-0135              (310) 442-0599            (310) 442-0599
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FOR IMMEDIATE RELEASE
April 18, 2001


                       SIZZLER UNVEILS PAT & OSCAR'S AND
                    ANNOUNCES OPENING OF ELEVENTH RESTAURANT

CULVER CITY, CA-- April 18, 2001--Sizzler International, Inc. (NYSE: SZ) announced today that Oscar's has celebrated its tenth business anniversary and the opening of its eleventh restaurant. To mark the event, which is also the forty-fourth wedding anniversary of founders Pat and Oscar Sarkisian, Oscar's restaurants will now be known as Pat & Oscar's.

"Pat Sarkisian has always played an integral behind the scenes role and has been fundamental in the evolution of the business. This name change is more than an anniversary present from Oscar, it is public recognition she has earned through her contribution to the business. The name also more effectively conveys the family feel of the concept to the dining public," said Charles Boppell, President and CEO of Sizzler International, Inc.

The unveiling of the new name coincided with the opening of the eleventh Pat & Oscar's restaurant, located in Carlsbad, California. This is the seventh Pat & Oscar's in San Diego County and further leverages the company's reputation in the San Diego area. The company expects to continue its expansion strategy and open several more Pat & Oscar's in Southern California during the course of the next twelve months.

Pat & Oscar's was founded in 1991 with the intention of serving great food fast to accommodate busy lives. The company currently operates 11 restaurants in San Diego and Orange Counties in California, and in Phoenix. Sizzler International, Inc. acquired an 82 percent interest in the company in August 2000.

                                    -more-

Financial Relations Board, Inc. serves as financial relations counsel to this company is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities

About Sizzler

Sizzler International, Inc. operates, franchises or joint ventures 348 Sizzler(R) restaurants worldwide, in addition to 105 KFC(R) restaurants primarily located in Queensland, Australia and 11 Pat & Oscar's.

Certain statements contained in this document may be deemed to be forward-looking statements under federal securities laws. These include statements regarding (i) the continuing popularity of Pat & Oscar's restaurants; and (ii) the timing of the opening and the location of future Pat & Oscar's restaurants. Sizzler cautions that these statements are qualified in their entirety by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include, but are not limited to (a) the continuing popularity of Pat & Oscar's food offerings; (b) the ability to successfully identify, acquire and develop additional locations for Pat & Oscar's restaurants; and (c) other risks as detailed from time to time in Sizzler's SEC reports, including Quarterly Reports on Form 10Q, Current Reports on Form 8-K, and Annual Reports on
Form 10-K.

                                    -more-

Financial Relations Board, Inc. serves as financial relations counsel to this company is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities